Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments and contingencies
Commitments and contingencies
25.	Commitments and contingencies
Capital commitment
As of December 31, 2020, the Group has contracted for capital expenditures of RMB1,255,703 (2019: RMB1,981,152).

Other commitments
Besides the commitment disclosed in Note 9(i) and Note 10(c), the Group has the following commitments:
The Group commits to purchase services from one of its related parties at the amounts of US$40.0 million (approximately RMB261 million) from the year ended December 31, 2021 to 2022.
Contingencies
The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. The Group does not believe that any currently pending legal proceeding to which the Group is a party will have a material effect on its business, results of operations or cash flows.